CENTURY CAPITAL MANAGEMENT TRUST

                                POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                                     /s/ William Gray
                                                     William Gray, Trustee

                        CENTURY CAPITAL MANAGEMENT TRUST

                                POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                                     /s/ Stephen W. Kidder
                                                     Stephen W. Kidder, Trustee

                        CENTURY CAPITAL MANAGEMENT TRUST

                                POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                                     /s/ Jerrold Mitchell
                                                     Jerrold Mitchell, Trustee

                        CENTURY CAPITAL MANAGEMENT TRUST

                                POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                                    /s/ Jerry S. Rosenbloom
                                                    Jerry S. Rosenbloom, Trustee

                        CENTURY CAPITAL MANAGEMENT TRUST

                                POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                                     /s/ David D. Tripple
                                                     David D. Tripple, Trustee

                        CENTURY CAPITAL MANAGEMENT TRUST

                                POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint Alexander L. Thorndike as his true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in his name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                                     /s/ Davis R. Fulkerson
                                                     Davis R. Fulkerson, Trustee

                        CENTURY CAPITAL MANAGEMENT TRUST

                                POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as her true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in her name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.




                                                     /s/ Laura A. Johnson
                                                     Laura A. Johnson, Trustee

                        CENTURY CAPITAL MANAGEMENT TRUST

                                POWER OF ATTORNEY


         The undersigned does hereby constitute and appoint Alexander L. Thorndike and Davis R. Fulkerson and, and each of them acting alone, as her true and lawful attorney and agent, with full powers of substitution or re-substitution, to do any and all acts and things and to execute any and all instruments, in her name and in the capacities indicated below, which said attorney and agent may deem necessary or advisable or which may be required to enable Century Capital Management Trust (the "Registrant") to comply with the Securities Act of 1933, as amended (the "1933 Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereto, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a Trustee of the Registrant each such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under the 1933 Act and/or the 1940 Act, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                                     /s/ Ellen M. Zane
                                                     Ellen M. Zane, Trustee